UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2013

CARMAX AUTO OWNER TRUST 2013-3

(Issuing Entity with respect to Securities)

CARMAX BUSINESS SERVICES, LLC

(Sponsor with respect to Securities)

CARMAX AUTO FUNDING LLC

(Depositor with respect to Securities)

Delaware	333-189212-01	01-0794037
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(Registrant’s IRS Employer Identification No.)

12800 Tuckahoe Creek Parkway

Richmond, VA 23238-1115

(Address of principal executive offices of registrant, including zip Code)

Registrant’s telephone number, including area code: (804) 935-4512

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	and Item 8.01. Entry into a Material Definitive Agreement and Other Events

CarMax Auto Funding LLC, a Delaware limited liability company, (the “Depositor”) has registered an issuance of $14,000,000,000 aggregate principal amount of various classes of asset backed notes on Form S-3 (Commission File No. 333-189212), filed on June 10, 2013, and as amended by Pre-Effective Amendment No. 1 on June 21, 2013 (as amended, the “Registration Statement”).

On August 8, 2013 (the “Closing Date”), the Depositor entered into an Amended and Restated Trust Agreement, a copy of which is filed as an exhibit hereto, with U.S. Bank Trust National Association, as owner trustee (the “Owner Trustee”), relating to CarMax Auto Owner Trust 2013-3 (the “Issuing Entity”), a Delaware statutory trust created on April 3, 2013. On the Closing Date, CarMax Business Services, LLC (“CarMax Business Services”) and the Depositor entered into a Receivables Purchase Agreement, a copy of which is filed as an exhibit hereto, pursuant to which specified motor vehicle retail installment sale contracts and related property were sold by CarMax Business Services to the Depositor. On the Closing Date, the Issuing Entity, the Depositor, CarMax Business Services, as servicer, and Wells Fargo Bank, National Association, as backup servicer, entered into a Sale and Servicing Agreement, a copy of which is filed as an exhibit hereto, pursuant to which motor vehicle retail installment sale contracts and related property were transferred by the Depositor to the Issuing Entity. On the Closing Date, the Issuing Entity issued to the Depositor the Class A-1 Asset-backed Notes, Class A-2 Asset-backed Notes, Class A-3 Asset-backed Notes, Class A-4 Asset-backed Notes, Class B Asset-backed Notes, Class C Asset-backed Notes and Class D Asset-backed Notes, having an aggregate original principal amount of $1,000,000,000 pursuant to an Indenture entered into between the Issuing Entity and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”), on the Closing Date, a copy of which is filed as an exhibit hereto. On the Closing Date, the Issuing Entity, the Indenture Trustee and CarMax Business Services, as administrator, entered into an Administration Agreement, a copy of which is filed as an exhibit hereto, pursuant to which the administrator agreed to perform certain duties and obligations of the Issuing Entity and the Owner Trustee under the transaction documents.

Item 6.05.	Securities Act Updating Disclosure.

The prospectus supplement, dated July 31, 2013, issued under the Registration Statement, contains statistical information regarding the characteristics of the statistical pool of receivables as of June 30, 2013, the statistical calculation date. Set forth below is information as of July 31, 2013 (the “Cutoff Date”) regarding the characteristics of the pool of receivables transferred to the Issuing Entity on the Closing Date.

Composition of the Receivables

as of the Cutoff Date

	New Motor Vehicles	Used Motor Vehicles	Total
Pool Balance	$10,463,467.13	$989,536,533.73	$1,000,000,000.86
Number of Receivables	636	62,125	62,761
Percentage of Pool Balance	1.05%	98.95%	100%
Average Principal Balance	$16,451.99	$15,928.15	$15,933.46
Range of Principal Balances	($546 to $48,007)	($500 to $49,946)	($500 to $49,946)
Weighted Average Contract Rate	5.93%	7.11%	7.10%
Range of Contract Rates	(1.85% to 16.25%)	(1.6% to 19.45%)	(1.6% to 19.45%)
Weighted Average Remaining Term	59.15 months	61.59 months	61.56 months
Range of Remaining Terms	(3 to 71)	(3 to 71)	(3 to 71)
Weighted Average Original Term	65.51 months	65.91 months	65.91 months
Range of Original Terms	(36 to 72)	(24 to 72)	(24 to 72)
Weighted Average FICO Score(1)	718.8	699.9	700.1
Range of FICO Scores	(511 to 878)	(471 to 900)	(471 to 900)

(1)	Reflects only Receivables with obligors that have a FICO score at the time of application. The FICO score with respect to any Receivable with co-obligors is calculated as the average of each obligor’s FICO score at the time of application.

As of the Cutoff Date, the weighted average FICO®* score of the Receivables is 700.1, with the minimum FICO score being 471 and the maximum FICO score being 900. Additionally, 90% of the Pool Balance as of the Cutoff Date is composed of obligors with FICO scores between 567 and 838, with 5% of obligor FICO scores (based on Principal Balance) exceeding 838 and 5% of obligor FICO scores (based on Principal Balance) falling below 567. The calculations in this paragraph reflect only Receivables with obligors that have a FICO score at the time of application. The percentage of obligors that did not have a FICO score at the time of application was 0.68% based on Principal Balance.

*	FICO® is a federally registered servicemark of Fair Isaac Corporation.

Distribution of the Receivables by Remaining Term to Maturity

as of the Cutoff Date

Remaining Term Range	Number of Receivables	Percentage of Total Number of Receivables(1)	Principal Balance	Percentage of Pool Balance as of the Cutoff Date(1)
1-12 months	6,756	10.76%	$14,885,709.04	1.49%
13-24 months	4,920	7.84	25,165,426.94	2.52
25-36 months	894	1.42	10,098,224.43	1.01
37-48 months	1,957	3.12	26,836,412.86	2.68
49-60 months	19,230	30.64	335,582,234.67	33.56
61-66 months	8,838	14.08	163,777,886.53	16.38
67-72 months	20,166	32.13	423,654,106.39	42.37

Total	62,761	100.00%	$1,000,000,000.86	100.00%

(1)	Percentages may not add to 100.00% due to rounding.

Distribution of the Receivables by Original Term to Maturity

as of the Cutoff Date

Original Term Range	Number of Receivables	Percentage of Total Number of Receivables(1)	Principal Balance	Percentage of Pool Balance as of the Cutoff Date(1)
13-24 months	63	0.10%	$484,164.56	0.05%
25-36 months	890	1.42	10,049,981.69	1.00
37-48 months	1,913	3.05	26,301,866.69	2.63
49-60 months	22,989	36.63	340,409,844.06	34.04
61-66 months	10,330	16.46	165,289,986.45	16.53
67-72 months	26,576	42.34	457,464,157.41	45.75

Total	62,761	100.00%	$1,000,000,000.86	100.00%

(1)	Percentages may not add to 100.00% due to rounding.

Distribution of the Receivables by Obligor Mailing Address

as of the Cutoff Date

Obligor Mailing Address	Number of Receivables	Percentage of Total Number of Receivables(1)	Principal Balance	Percentage of Pool Balance as of the Cutoff Date(1)
California	10,263	16.35%	$174,319,792.97	17.43%
Texas	7,306	11.64	127,508,925.80	12.75
Florida	6,677	10.64	103,640,468.02	10.36
Georgia	4,251	6.77	68,205,027.98	6.82
Virginia	4,096	6.53	64,371,691.71	6.44
Illinois	4,218	6.72	58,522,808.36	5.85
North Carolina	3,852	6.14	57,587,460.10	5.76
Maryland	3,508	5.59	54,119,474.92	5.41
Tennessee	2,679	4.27	43,417,749.34	4.34
Nevada	1,730	2.76	29,319,044.22	2.93
South Carolina	1,514	2.41	22,457,141.87	2.25
Indiana	1,141	1.82	16,897,403.21	1.69
Ohio	1,086	1.73	16,521,242.44	1.65
Arizona	990	1.58	15,854,739.08	1.59

Obligor Mailing Address	Number of Receivables	Percentage of Total Number of Receivables(1)	Principal Balance	Percentage of Pool Balance as of the Cutoff Date(1)
Alabama	909	1.45	14,406,614.41	1.44
Missouri	811	1.29	12,694,774.25	1.27
Kansas	815	1.30	12,396,542.84	1.24
Colorado	736	1.17	12,077,155.98	1.21
Mississippi	709	1.13	12,043,728.78	1.20
Connecticut	811	1.29	11,607,861.07	1.16
Other	4,659	7.42	72,030,353.51	7.20

Total	62,761	100.00%	$1,000,000,000.86	100.00%

(1)	Percentages may not add to 100.00% due to rounding.

Each state included in the “other” category in the distribution by obligor mailing address table accounted for not more than 1.07% of the total number of Receivables and not more than 1.07% of the Pool Balance, in each case as of the Cutoff Date.

Distribution of the Receivables by Financed Vehicle Model Year

as of the Cutoff Date

Model Year	Number of Receivables	Percentage of Total Number of Receivables(1)	Principal Balance	Percentage of Pool Balance as of the Cutoff Date(1)
2001 and before	419	0.67%	$835,362.62.99	0.08%
2002	566	0.90	3,729,988.30	0.37
2003	1,379	2.20	11,129,056.28	1.11
2004	2,576	4.10	19,550,913.96	1.96
2005	4,747	7.56	33,824,854.50	3.38
2006	5,111	8.14	48,583,052.06	4.86
2007	5,683	9.05	73,647,329.44	7.36
2008	5,615	8.95	92,692,519.97	9.27
2009	4,169	6.64	79,111,424.44	7.91
2010	11,850	18.88	228,365,357.20	22.84
2011	8,895	14.17	175,362,570.95	17.54
2012	9,913	15.79	191,950,455.05	19.20
2013	1,814	2.89	40,684,466.35	4.07
2014	24	0.04	532,649.74	0.05

Total	62,761	100.00%	$1,000,000,000.86	100.00%

(1)	Percentages may not add to 100.00% due to rounding.

Distribution of the Receivables by Contract Rate

as of the Cutoff Date

Contract Rate Range	Number of Receivables	Percentage of Total Number of Receivables(1)	Principal Balance	Percentage of Pool Balance as of the Cutoff Date(1)
1.001% - 2.000%	7,146	11.39%	$127,707,928.45	12.77%
2.001% - 3.000%	5,336	8.50	98,017,358.39	9.80
3.001% - 4.000%	2,769	4.41	52,042,009.53	5.20
4.001% - 5.000%	3,232	5.15	59,854,665.48	5.99
5.001% - 6.000%	4,681	7.46	86,262,576.55	8.63
6.001% - 7.000%	6,700	10.68	119,126,580.60	11.91
7.001% - 8.000%	6,150	9.80	89,646,669.63	8.96
8.001% - 9.000%	6,042	9.63	88,659,273.91	8.87
9.001% - 10.000%	3,673	5.85	51,565,245.55	5.16
10.001% - 11.000%	3,552	5.66	47,919,467.20	4.79
11.001% - 12.000%	2,656	4.23	33,073,552.71	3.31
12.001% - 13.000%	2,154	3.43	20,675,481.87	2.07
13.001% - 14.000%	4,419	7.04	66,173,415.47	6.62
14.001% - 15.000%	883	1.41	7,711,107.90	0.77
15.001% - 16.000%	1,906	3.04	29,908,191.93	2.99
16.001% - 17.000%	1,404	2.24	21,401,696.27	2.14
17.001% - 18.000%	51	0.08	242,852.62	0.02
18.001% - 19.000%	6	0.01	10,938.54	0.00
19.001% - 20.000%	1	0.00	988.26	0.00

Total	62,761	100.00%	$1,000,000,000.86	100.00%

(1)	Percentages may not add to 100.00% due to rounding.

Distribution of the Receivables by Original Principal Balance

as of the Cutoff Date

Original Principal Balance	Number of Receivables	Percentage of Total Number of Receivables(1)	Principal Balance	Percentage of Pool Balance as of the Cutoff Date(1)
$0.01 - $5,000.00	253	0.40%	$875,741.67	0.09%
$5,000.01 - $10,000.00	3,371	5.37	21,092,756.01	2.11
$10,000.01 - $15,000.00	15,254	24.30	148,466,529.75	14.85
$15,000.01 - $20,000.00	21,500	34.26	308,830,044.71	30.88
$20,000.01 - $25,000.00	11,974	19.08	230,158,286.48	23.02
$25,000.01 - $30,000.00	6,124	9.76	151,152,995.33	15.12
$30,000.01 - $35,000.00	2,716	4.33	80,241,766.23	8.02
$35,000.01 - $40,000.00	918	1.46	31,753,937.13	3.18
$40,000.01 - $45,000.00	389	0.62	15,587,083.58	1.56
$45,000.01 - $50,000.00	183	0.29	8,136,869.84	0.81
$50,000.01 - $55,000.00	79	0.13	3,703,990.13	0.37
$55,000.01+	0	0.00	0.00	0.00

Total	62,761	100.00%	$1,000,000,000.86	100.00%

(1)	Percentages may not add to 100.00% due to rounding.

The average original Principal Balance of the Receivables was $18,850.13 as of the Cutoff Date.

Distribution of the Receivables by Remaining Principal Balance

as of the Cutoff Date

Remaining Principal Balance	Number of Receivables	Percentage of Total Number of Receivables(1)	Principal Balance	Percentage of Pool Balance as of the Cutoff Date(1)
$0.01 - $5,000.00	9,634	15.35%	$25,489,020.12	2.55%
$5,000.01 - $10,000.00	5,357	8.54	39,764,948.83	3.98
$10,000.01 - $15,000.00	12,082	19.25	156,277,759.55	15.63
$15,000.01 - $20,000.00	17,393	27.71	302,197,000.10	30.22
$20,000.01 - $25,000.00	9,689	15.44	215,497,330.59	21.55
$25,000.01 - $30,000.00	5,172	8.24	140,944,254.86	14.09
$30,000.01 - $35,000.00	2,189	3.49	69,940,676.53	6.99
$35,000.01 - $40,000.00	720	1.15	26,732,235.88	2.67
$40,000.01 - $45,000.00	333	0.53	14,033,623.84	1.40
$45,000.01 - $50,000.00	192	0.31	9,123,150.56	0.91%

Total	62,761	100.0%	$1,000,000,000.86	100.0%

(1)	Percentages may not add to 100.00% due to rounding.

The average remaining Principal Balance of the Receivables was $15,933.46 as of the Cutoff Date.

Pool Underwriting

In the pool of Receivables, 51,048 Receivables having an aggregate Principal Balance as of the Cutoff Date of $810,715,829.10 (representing 81.07% of the aggregate Principal Balance of the pool of Receivables) were automatically approved. The remaining Receivables were approved after review by a credit underwriter based on the decision rules established by CarMax Auto Finance. As described in the prospectus dated July 25, 2013, CarMax Auto Finance does not consider any of the Receivables to constitute exceptions to its underwriting standards.

Reserve Account

On the Closing Date, the Depositor deposited $2,500,000.00 into the reserve account.

Item 9.01.	Exhibits.

Exhibit No.	Description

4.1	Indenture between CarMax Auto Owner Trust 2013-3 and Wells Fargo Bank, National Association, as indenture trustee, dated as of August 1, 2013.

4.2	Amended and Restated Trust Agreement between CarMax Auto Funding LLC, as depositor, and U.S. Bank Trust National Association, as owner trustee, dated as of August 1, 2013.

10.1	Sale and Servicing Agreement among CarMax Business Services, LLC, as servicer, CarMax Auto Funding LLC, as depositor, CarMax Auto Owner Trust 2013-3 and Wells Fargo Bank, National Association, as backup servicer, dated as of August 1, 2013.

10.2	Receivables Purchase Agreement between CarMax Business Services, LLC, as seller, and CarMax Auto Funding LLC, as purchaser, dated as of August 1, 2013.

10.3	Administration Agreement among CarMax Business Services, LLC, as administrator, CarMax Auto Owner Trust 2013-3 and Wells Fargo Bank, National Association, as indenture trustee, dated as of August 1, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CarMax Auto Funding LLC

(Depositor)

Dated: August 13, 2013	By:	/s/ Andrew J. McMonigle
	Name:	Andrew J. McMonigle
	Title:	Treasurer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture between CarMax Auto Owner Trust 2013-3 and Wells Fargo Bank, National Association, as indenture trustee, dated as of August 1, 2013.

4.2	Amended and Restated Trust Agreement between CarMax Auto Funding LLC, as depositor, and U.S. Bank Trust National Association, as owner trustee, dated as of August 1, 2013.

10.1	Sale and Servicing Agreement among CarMax Business Services, LLC, as servicer, CarMax Auto Funding LLC, as depositor, CarMax Auto Owner Trust 2013-3 and Wells Fargo Bank, National Association, as backup servicer, dated as of August 1, 2013.

10.2	Receivables Purchase Agreement between CarMax Business Services, LLC, as seller, and CarMax Auto Funding LLC, as purchaser, dated as of August 1, 2013.

10.3	Administration Agreement among CarMax Business Services, LLC, as administrator, CarMax Auto Owner Trust 2013-3 and Wells Fargo Bank, National Association, as indenture trustee, dated as of August 1, 2013.